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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 15, 1999
                                                  ------------------------------


                             MASTER GRAPHICS, INC.
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             (Exact name of registrant as specified in its charter)

          Tennessee                0--24411                 62-1694322
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(State or other jurisdiction     (Commission             (I.R.S. Employer
      of incorporation)          File Number)           Identification No.)

6075 Poplar Avenue, Suite 401, Memphis, Tennessee                     38119
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code    (901) 685-2020
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                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

          Effective as of March 15, 1999, Premier Graphics, Inc., a Delaware corporation and the wholly-owned subsidiary of the Registrant ("Premier Graphics"), acquired all of the issued and outstanding capital stock of Columbia Graphics Corporation, an Illinois corporation, from David P. Bornhoeft, the sole shareholder of Columbia Graphics Corporation. The purchase price was $18,000,000, including debt assumed. In addition, the selling shareholder is eligible to receive contingent purchase price consideration based upon the operating performance of the Columbia Graphics Division of Premier Graphics for the 12 months ending March 31, 2000. The maximum contingent purchase price is $3,000,000.

          The price for the capital stock of Columbia Graphics Corporation was negotiated at arms length between the parties taking into account the prices paid by Premier Graphics for other acquisitions. The purchase price was funded by Premier Graphics' new $80 million credit facility with General Electric Capital Corporation, as agent and lender.

          The equipment acquired by Premier Graphics had been used by Columbia Graphics Corporation in the operation of its general commercial printing business. Premier Graphics will continue the same use of such equipment.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements on Businesses acquired.

          The financial statements required to be filed pursuant to Item 7(a)(1) are not included with this report. In accordance with Item 7(a)(4), the Registrant will file such statements by amendment to this Form 8-K no later than June 1, 1999.

     (b)  Pro Forma Financial Information.

          The pro forma financial information required to be filed pursuant to
Item 7(b) is not included with this report. In accordance with Item 7(b)(2), the Registrant will file such financial information by amendment to this Form 8-K no later than June 1, 1999.

     (c)  Exhibits.

          The following exhibits are filed pursuant to Item 601 of Regulation
S-K:

Exhibit
Number                                Description
-------                               -----------
  2.1 Stock Purchase Agreement dated as of March 15, 1999 among Premier Graphics, Inc. and David P. Bornhoeft. *** Material has been omitted from this Exhibit 2.1 pursuant to a request for confidential treatment. The "***" indicate the omissions.
  2.2 Agreement and Plan of Merger dated March 12, 1999 between Columbia Graphics Corporation and Premier Graphics, Inc.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         MASTER GRAPHICS, INC.


Date: March 29, 1999                     By:  /s/ Lance T. Fair
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                                              Lance T. Fair
                                              Chief Financial Officer

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